Exhibit 99.1

ARCHER USA INC.

BALANCE SHEET

As of

unaudited

	March 31, 2015	February 28, 2015	January 31, 2015	December 31, 2014	November 30, 2014	October 31, 2014
Assets
Current Assets
Cash and Cash Equivalents	$2,199,193	$2,236,441	$2,466,025	$2,503,751	$2,691,823	$334,759
Accounts Receivable, Net	439,110	442,854	452,091	443,737	510,796	285,498
Prepaid Expenses	64,357	58,432	61,396	64,359	58,435	58,491
Intercompany Receivable	1,200,070	1,200,070	1,200,069	1,200,070	1,100,070	110,070
Other Current Assets	11,653	11,653	11,653	11,653	11,653	18,955
Total Current Assets	3,914,383	3,949,450	4,191,235	4,223,570	4,372,777	1,797,773

Fixed Assets, Net
Fixed Assets	82,652	82,652	82,652	82,652	82,652	82,652
Accumulated Depreciation	82,652	82,652	(82,652)	(82,652)	(82,652)	(82,652)
Total Fixed Assets, Net	(1)	0	–	–	–	–

Intangible Assets, Net
Intangible Assets	2,128,199	2,128,199	2,128,199	2,128,199	2,128,199	5,004,100
Amortization	2,128,199	2,128,199	(2,128,199)	(2,171,043)	(2,144,811)	(2,118,579)
Total Intangible Assets, Net	(0)	(0)	–	(42,844)	(16,612)	2,885,521

Total Assets	$3,914,383	$3,949,450	$4,191,235	$4,180,726	$4,356,165	$4,683,294

Liabilities and Equity
Current Liabilities
Accounts Payable	$3,151,060	$3,138,468	$3,195,378	$3,236,810	$3,236,965	$3,068,651
Accrued Liabilities	3,453,563	3,402,382	3,398,218	3,363,131	3,155,748	3,053,228
Deferred Revenue	279,692	291,025	298,358	294,191	301,692	348,205
Intercompany Payable	21,273,185	21,177,172	21,177,172	21,020,297	21,020,297	21,020,297
Note Payable - Current Portion	786,213	776,614	767,015	757,416	747,817	738,218
Total Current Liabilities	28,943,713	28,785,661	28,836,141	28,671,846	28,462,519	28,228,600

Stockholders Equity
Additional Paid In Capital	19,413,194	19,413,194	19,413,194	19,413,194	19,413,194	19,413,194
Retained Earnings	(44,249,304)	(44,059,056)	(43,861,471)	(43,554,434)	(42,960,391)	(42,521,277)
Net Income (Loss)	(193,220)	(190,349)	(196,630)	(349,880)	(559,156)	(437,223)
Total Stockholders Equity	(25,029,330)	(24,836,212)	(24,644,906)	(24,491,120)	(24,106,354)	(23,545,306)

Total Liabilities and Equity	$3,914,383	$3,949,450	$4,191,235	$4,180,726	$4,356,165	$4,683,294

1

ARCHER USA INC.

STATEMENT OF OPERATIONS

As of

unaudited

	March 31, 2015	February 28, 2015	January 31, 2015	December 31, 2014	November 30, 2014	October 31, 2014
Revenue
Revenue - Sales	$1,225	$1,302	$1,098	$873	$835	$168,185
Revenue - Services	13,094	12,082	17,333	24,270	418,236	159,405
Revenue - Other	4,787	10,305	312	221	16,702	88,495
Sales Returns and Discounts	4,558	3,149	(1,056)	(197)	(2,353)	(4,138)
Total Revenue	14,548	20,540	17,687	25,167	433,420	411,947

Cost of Revenue
Cost of Sales Revenue	(22,611)	8,608	(32,972)	82,203	127,660	114,356
Cost of Goods Sold	4,000	2,000	2,000	(32,965)	2,000	(35,452)
Cost of Other Revenue	17,167	3,775	14,167	12,054	12,054	52,861
Total Cost of Revenue	(1,445)	14,383	(16,806)	58,787	141,714	131,764

Gross Profit	15,993	6,157	34,493	(33,620)	291,706	280,182

Operating Expenses
General and Administrative Expenses	84,084	92,033	108,199	132,299	197,194	257,294
Marketing and Advertising Expenses	1,695	858	2,660	2,711	5,198	7,947
Depreciation and Amortization Expenses	0	–	–	26,232	26,232	32,441
Payroll and Related Expenses	73,222	75,344	94,837	138,921	164,995	248,703
Utilities and Facilities	2,853	2,857	2,858	1,909	11,856	11,699
Operating and Maintenance Expenses	25,890	3,745	1,082	(4,384)	449,933	122,876
Taxes and Insurance	11,397	11,397	11,407	11,397	19,196	21,566
Total Operating Expenses	199,141	186,233	221,042	309,084	874,604	702,526

Other Income (Expense)
Interest Income	18	17	20	21	13	0
Other Income	(490)	(690)	(502)	(610)	(1,558)	(3,434)
Interest Expenses	(9,599)	(9,599)	(9,599)	(9,599)	(9,599)	(14,295)
Other Expense		–	–	3,012	0	0
Total Other Income (Expense)	(10,071)	(10,272)	(10,080)	(7,176)	(11,144)	(17,729)

Net Income (Loss)	$(193,220)	$(190,349)	$(196,630)	$(349,880)	$(594,042)	$(440,072)

2

ARCHER USA INC.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

As of

unaudited

March 31, 2015
Beginning Cash	$2,236,441
Transfer in from other estate bank accounts	80,376
Cash receipts deposited to this account	180,377
Financing or other loanded funds	0
Total cash available this month	2,497,194

Transfers out to other estate bank accounts	(80,376)
Cash disbursments from this account	(217,625)
Adjustments	0

Ending cash balance	$2,199,193

3

LENCO MOBILE, INC.

BALANCE SHEET

As of

unaudited

	March 31, 2015	February 28, 2015	January 31, 2015	December 31, 2014	November 30, 2014	October 31, 2014
Assets
Current Assets
Intercompany Receivable	$19,501,316	$19,501,316	$19,501,316	$19,501,316	$19,501,316	$19,501,316
Total Current Assets	19,501,316	19,501,316	19,501,316	19,501,316	19,501,316	19,501,316

Fixed Assets, Net
Fixed Assets	93,568	93,568	93,568	93,568	93,568	93,568
Accumulated Depreciation	93,568	93,568	(93,568)	(93,568)	(93,568)	(93,568)
Total Fixed Assets, Net	(0)	(0)	–	–	–	–

Intangible Assets, Net
Intangible Assets	21,735,747	21,735,747	21,735,747	21,735,747	21,735,747	21,735,747
Amortization	419,048	419,048	(419,048)	(419,048)	(419,048)	(419,048)
Total Intangible Assets, Net	21,316,699	21,316,699	21,316,699	21,316,699	21,316,699	21,316,699

Total Assets	$40,818,015	$40,818,015	$40,818,015	$40,818,015	$40,818,015	$40,818,015

Liabilities and Equity
Current Liabilities
Accrued Liabilities	$4,031,681	$4,031,681	$4,031,681	$4,031,681	$4,031,681	$4,031,681
Accrued Taxes	(0)	(0)	–	4,000	4,000	4,000
Dividend Payable	6,907,164	6,738,146	6,585,484	6,416,466	6,249,431	6,087,784
Intercompany Payable	667,699	667,699	667,699	667,699	613,699	613,669
Note Payable - Current Portion	17,417,494	17,326,758	17,238,985	17,148,306	17,158,661	17,069,016
Total Current Liabilities	29,024,038	28,764,284	28,523,848	28,268,152	28,057,472	27,806,180

Stockholders Equity
Preferred Stock	348	348	348	348	348	348
Common Stock	(218,111)	(218,111)	(218,111)	(218,111)	(218,111)	(218,111)
Additional Paid In Capital	95,809,392	95,687,559	95,565,726	95,443,893	95,322,060	95,200,227
Retained Earnings	(83,585,083)	(83,206,458)	(82,845,284)	(82,510,788)	(82,132,275)	(80,756,200)
Net Income (Loss)	(212,568)	(209,607)	(208,512)	(165,478)	(211,478)	(1,214,428)
Total Stockholders Equity	11,793,977	12,053,731	12,294,166	12,549,863	12,760,543	13,011,835

Total Liabilities and Equity	$40,818,015	$40,818,015	$40,818,015	$40,818,015	$40,818,015	$40,818,015

4

LENCO MOBILE, INC.

STATEMENT OF OPERATIONS

As of

unaudited

	March 31, 2015	February 28, 2015	January 31, 2015	December 31, 2014	November 30, 2014	October 31, 2014
Operating Expenses
Payroll and Related Expenses - Stock Option (non-cash)	$121,833	$121,833	$121,833	$121,833	$121,833	$121,833
Total Operating Expenses	121,833	121,833	121,833	121,833	121,833	121,833

Other Income (Expense)
Interest Expenses	(90,735)	(87,774)	(90,679)	(43,645)	(89,645)	(1,092,595)
Other Income	0	0	4,000
Total Other Income (Expense)	(90,735)	(87,774)	86,679	(43,645)	(89,645)	(1,092,595)

Net Income (Loss)	$(212,568)	$(209,607)	$(208,512)	$(165,478)	$(211,478)	$(1,214,428)

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